UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 31, 2008
MEADOWBROOK INSURANCE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan	38-2626206
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation)
1-14094
(Commission File Number)

26255 American Drive
Southfield, Michigan	48034
(Address of Principal	(Zip Code)
Executive Offices)
(248) 358-1100
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Credit Agreement
Revolving Credit Note
Term Note
Revolving Credit Note
Term Note
Press Release

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On July 31, 2008, Meadowbrook Insurance Group, Inc. (“Meadowbrook”), a Michigan corporation, as the borrower and its wholly owned subsidiaries, Meadowbrook Inc., a Michigan corporation, and Crest Financial Corporation, a Nevada corporation, together as guarantors and individually as a guarantor, entered into a Credit Agreement (the “Agreement”) with Bank of America, N.A., the Administrative Agent and L/C Issuer (“Administrative Agent”), KeyBank, N.A., JPMorgan Chase Bank, N.A., and RBS Citizens, N.A., (the “Co-Syndication Agents” ), Banc of America Securities, LLC, the Sole Lead Arranger and Sole Book Manager (“Sole Lead Arranger”), and other lenders. The Agreement provides Meadowbrook with a $100 million credit facility, (the “Facility”), which includes a term loan facility and a revolving credit facility. The following is a description of the material provisions set forth in the Agreement.
Term Loan Facility. The term loan facility carries a five year term and allows for a maximum outstanding balance of $65 million. The term loan facility will be subject to a quarterly amortization of principal.
Revolving Credit Facility. The revolving credit facility carries a five year term and allows for a maximum outstanding balance of $35 million and also allows for a letter of credit sub-limit of $15 million. After closing, the revolving credit facility would allow Meadowbrook and Administrative Agent to increase the aggregate amount of the revolving credit facility in mutually acceptable increments up to $45 million without lenders consent, so long as there is no existing default.
Interest. The principal amount outstanding under the Agreement will accrue interest at LIBOR, plus the applicable margin, or, at the option of Meadowbrook, the base rate (which is defined as the higher of the Bank of America prime rate or the Federal Funds rate plus 0.50%), plus the applicable margin. The applicable margin is determined by the consolidated indebtedness to consolidated total capital ratio.
Fees. The Agreement requires a commitment fee, based upon the consolidated indebtedness to consolidated total capital ratio, on the unused portion of the revolving credit facility. Letter of credit fees equal to the applicable margin on the revolving credit facility are based on the maximum amount available to be drawn under each letter of credit. A fixed annual administrative agency fee is required to be paid to the Administrative Agent. The Agreement also requires Meadowbrook to pay an arrangement fee to the Sole Lead Arranger and up front lender fees for the account of each Lender.
Financial Covenants. The Agreement requires Meadowbrook to maintain the following financial covenants: Minimum Consolidated Net Worth starting at 80% of pro forma Consolidated Net Worth after giving effect to the acquisition of ProCentury, with quarterly increases thereafter; Risk Based Capital Ratio of Material Insurance Subsidiaries of 1.75 to 1.00; maximum permitted Consolidated Leverage Ratio (Consolidated Indebtedness to Consolidated Total Capital) of 0.35 to 1.00; minimum Consolidated Debt Service Coverage Ratio of 1.25 to 1.00; and minimum Financial Strength Rating by A.M. Best of B++.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. In addition, the descriptions of the Credit Agreement, the Term Notes, and the Revolver Notes provided above are included in their entirety by reference to the full text of such agreements, of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5, to this report and is incorporated by reference herein.
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
     On July 31, 2008, Meadowbrook terminated its existing $35 million revolving credit agreement with LaSalle Bank Midwest National Association. There was no outstanding balance on this revolving line of credit upon termination of the agreement. The terms of the revolving credit agreement were reported on by Meadowbrook in its Annual Report on Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission on March 17, 2008, and are incorporated herein by reference.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
     The information disclosed in Item 1.01 above is incorporated herein by reference.
***
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934 as amended. These include statements as to the benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. Meadowbrook intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of Meadowbrook, are generally identified by the use of words such as “believe,” “expect,” “intend,” “anticipate,” “estimate,” or “project” or similar expressions. Meadowbrook’s ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of Meadowbrook and its respective subsidiaries include, but are not limited to: the risk that the businesses of Meadowbrook in connection with the merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; revenues following the merger may be lower than expected; and customer and employee relationships and business operations may be disrupted by the merger. Other factors that could cause Meadowbrook’s actual results to differ materially from those expressed or implied are discussed under “Risk Factors” in its most recent annual report on Form 10-K and other filings with the Securities and Exchange Commission (“SEC”). Meadowbrook does not undertake any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
a.	None.

b.	None.

c.	None.

d.	The following exhibits are hereby filed as part of this Current Report on Form 8-K:
10.1	Credit Agreement, dated July 31, 2008, between Meadowbrook Insurance Group, Inc., as the Borrower, Bank of America, N.A., as Administrative Agent and L/C Issuer, KeyBank National Association, JPMorgan Chase Bank, N.A. and RBS Citizens N.A., as Co-Syndication Agents, the other lenders party hereto, and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager.

10.2	Revolving Credit Note, dated July 31, 2008, between Meadowbrook Insurance Group, Inc. and RBS Citizens, National Association, D/B/A Charter One.

10.3	Term Note, dated July 31, 2008, between Meadowbrook Insurance Group, Inc. and RBS Citizens, National Association, D/B/A Charter One.

10.4	Revolving Credit Note, dated July 31, 2008, between Meadowbrook Insurance Group, Inc. and The PrivateBank and Trust Company.

10.5	Term Note, dated July 31, 2008, between Meadowbrook Insurance Group, Inc. and The PrivateBank and Trust Company.

99.1	Press Release dated July 31 2008.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2008	MEADOWBROOK INSURANCE GROUP, INC.
(Registrant)

	By:	/s/ Karen M. Spaun

Karen M. Spaun, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Credit Agreement, dated July 31, 2008, between Meadowbrook Insurance Group, Inc., as the Borrower, Bank of America, N.A., as Administrative Agent and L/C Issuer, KeyBank National Association, JPMorgan Chase Bank, N.A. and RBS Citizens N.A., as Co-Syndication Agents, the other lenders party hereto, and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager.

10.2	Revolving Credit Note, dated July 31, 2008, between Meadowbrook Insurance Group, Inc. and RBS Citizens, National Association, D/B/A Charter One.

10.3	Term Note, dated July 31, 2008, between Meadowbrook Insurance Group, Inc. and RBS Citizens, National Association, D/B/A Charter One.

10.4	Revolving Credit Note, dated July 31, 2008, between Meadowbrook Insurance Group, Inc. and The PrivateBank and Trust Company.

10.5	Term Note, dated July 31, 2008, between Meadowbrook Insurance Group, Inc. and The PrivateBank and Trust Company.

99.1	Press Release dated July 31, 2008.